UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 13, 2002

                         WASHINGTON TRUST BANCORP, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


 Rhode Island                       0-13091                     05-0404671
-----------------------------   -----------------         ----------------------
(State or Other Jurisdiction       (Commission                (IRS Employer
  of Incorporation)                File Number)             Identification No.)


                  23 Broad Street, Westerly, Rhode Island 02891
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (401) 348-1200

            Former name or address, if changed from last report: N/A

Item 9.  Regulation FD Disclosure

On August 13, 2002, in connection with the filing of the Form 10-Q of Washington Trust Bancorp, Inc. (the "Company") for the quarter ended June 30, 2002 (the "Report"), the Chief Executive Officer and the Chief Financial Officer of the Company each certified, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (2)     The information  contained in the Report fairly presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            WASHINGTON TRUST BANCORP, INC.


Date:  August 13, 2002                      By:  John C. Warren
                                            ____________________________________
                                            John C. Warren
                                            Chairman and Chief Executive Officer